Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT dated as of June 5, 2015 (this “Amendment”) is entered into among Aegion Corporation, a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of July 1, 2013 (as amended and modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. The Credit Agreement is hereby amended as follows:

(a)    Clause (b) in the definition of “Change of Control” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(b)    during any period of 12 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body.

(b)    The following definition in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Base Rate” means for any day a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate plus 0.50%, (b) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (c) the Eurocurrency Rate plus 1.00%; and if Base Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the “prime rate” announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.

(c)    A new Section 6.24 is hereby added to the Credit Agreement to read as follows:

6.24    Anti-Corruption Laws.

The Loan Parties and their Subsidiaries have conducted their businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions and have instituted and maintained policies and procedures designed to promote and achieve compliance with such laws.

(d)    A new Section 7.17 is hereby added to the Credit Agreement to read as follows:

7.17    Anti-Corruption Laws.

Conduct its businesses in compliance with the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 and other similar anti-corruption legislation in other jurisdictions and maintain policies and procedures designed to promote and achieve compliance with such laws.

(e)    Section 8.15 of the Credit Agreement is hereby amended to read as follows:

8.15    Sanctions.

Directly or indirectly, use the proceeds of any Credit Extension, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other individual or entity, to fund any activities or business with any individual or entity, or in any Designated Jurisdiction that, at the time of such funding, is the subject of any Sanctions, or in any other manner that will result in a violation by any individual or entity (including any individual or entity participating in the transaction, whether as Lender, Lead Arranger, Administrative Agent, L/C Issuer, Swing Line Lender or otherwise) of Sanctions.

(f)    A new Section 8.16 is hereby added to the Credit Agreement to read as follows:

8.16    Anti-Corruption Laws.

Directly or indirectly use the proceeds of any Credit Extension for any purpose which would breach the United States Foreign Corrupt Practices Act of 1977, the UK Bribery Act 2010 or other similar anti-corruption legislation in other jurisdictions.

(g)    Section 11.10 of the Credit Agreement is hereby amended to read as follows:

11.10    Counterparts; Integration; Effectiveness.

This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent or the L/C Issuer constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 5.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

(h)    Section 11.16 of the Credit Agreement is hereby amended to read as follows:

11.16    Electronic Execution of Assignments and Certain Other Documents.

The words “delivery”, “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement, any other document executed in connection herewith and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Loan Notices, Swing Line Loan Notices, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent, the L/C Issuer nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent, the L/C Issuer or such Lender pursuant to procedures approved by it; provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

2.    Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of the conditions set forth below (the “Third Amendment Effective Date”):

(a)    Amendment. Receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent.

(b)    Legal Fees. Payment by the Loan Parties of the reasonable out-of-pocket costs and expenses of the Administrative Agent, including without limitation, the reasonable fees and expenses of Moore & Van Allen, PLLC.

3.    Miscellaneous.

(a)    The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment is a Loan Document.

(b)    Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)    The Borrower and the Guarantors hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)    This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)    The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)    The Borrower hereby certifies to the Administrative Agent and the Lenders that the obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, qualify as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). From and after the effective date of this Amendment, the Borrower shall indemnify the Administrative Agent, and hold it harmless from, any and all losses, claims, damages, liabilities and related interest, penalties and expenses, including, without limitation, Taxes and the fees, charges and disbursements of any counsel for any of the foregoing, arising in connection with the Administrative Agent’s treating, for purposes of determining withholding Taxes imposed under FATCA, obligations of the Borrower set forth in the Credit Agreement, as modified by this Amendment, as qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i). The Borrower’s obligations hereunder shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all of the Obligations.

(f)    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(g)    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:    AEGION CORPORATION,
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

GUARANTORS:    INSITUFORM TECHNOLOGIES USA, LLC,
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

INA ACQUISITION CORP.,
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

ITI INTERNATIONAL SERVICES, INC.,
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

MANUFACTURED TECHNOLOGIES CORPORATION (formerly
Mississippi Textiles Corporation),
a Mississippi corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

THE BAYOU COMPANIES, LLC,
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

KINSEL INDUSTRIES, INC.,
a Texas corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

COMMERCIAL COATING SERVICES INTERNATIONAL, LLC,
a Texas limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

INFRASTRUCTURE GROUP HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

FIBRWRAP CONSTRUCTION SERVICES, INC.,
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

FIBRWRAP CONSTRUCTION SERVICES USA, INC.,
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

FYFE CO. LLC,
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

UNITED PIPELINE SYSTEMS INTERNATIONAL, INC.,
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

UNITED PIPELINE MIDDLE EAST, INC.,
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

AEGION HOLDING COMPANY, LLC (formerly Energy & Mining
Holding Company, LLC),
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

CRTS, INC.,
an Oklahoma corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

CORRPRO COMPANIES, INC.,
an Ohio corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

CORRPRO COMPANIES INTERNATIONAL, INC.,
a Nevada corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

OCEAN CITY RESEARCH CORP.,
a New Jersey corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

CORRPRO CANADA HOLDINGS, INC.,
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

CORRPRO HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

INSITUFORM TECHNOLOGIES, LLC,
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

UNITED PIPELINE SYSTEMS, INC.,
a Nevada corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

BRINDERSON, L.P.,
a California limited partnership

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

BRINDERSON CONSTRUCTORS INC.,
a California corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

GENERAL ENERGY SERVICES,
a California corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

AEGION ENERGY SERVICES, INC. (formerly known as Brinderson
Holdings, Inc.),
a Delaware corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

BRINDERSON SERVICES, LLC,
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

INSITUFORM NETHERLANDS HOLDINGS, LLC,
a Delaware limited liability company

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP and CFO

AEGION REHABILITATION SERVICES LIMITED,
a company incorporated in England and Wales

By:    /s/ David F. Morris
Name: David F. Morris
Title: Director

CORRPRO COMPANIES ENGINEERING LTD.,
a company incorporated in England and Wales

By:    /s/ David F. Morris
Name: David F. Morris
Title: Director

SCHULTZ MECHANICAL CONTRACTORS, INC.,
a California corporation

By:    /s/ David A. Martin
Name: David A. Martin
Title: EVP

ADMINISTRATIVE
AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Rosanne Parsill
Name: Rosanne Parsill
Title: Vice President

LENDERS:    BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

By:    /s/ Eric A. Escagne
Name: Eric A. Escagne
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By:    /s/ Donna B. Kirtian
Name: Donna B. Kirtian
Title: Authorized Officer

U.S. BANK NATIONAL ASSOCIATION,
as a Lender and L/C Issuer

By:    /s/ Justin Hastings
Name: Justin Hastings
Title: Vice President

FIFTH THIRD BANK,
as a Lender

By:    /s/ Mark Stapleton
Name: Mark Stapleton
Title: Vice President

REGIONS BANK,
as a Lender

By:    /s/ John Holland
Name: John Holland
Title: Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Paul J. Spearing
Name: Paul J. Spearing
Title: Senior Vice President

COMPASS BANK,
as a Lender

By:    /s/ Kevin Wisel
Name: Kevin Wisel
Title: Senior Vice President

HSBC BANK USA, N.A.,
as a Lender

By:    /s/ Matthew McLaurin
Name: Matthew McLaurin
Title: Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Brian P. Fox
Name: Brian P. Fox
Title: Vice President

BANK OF THE WEST,
as a Lender

By:    /s/ Roger Lumley
Name: Roger Lumley
Title: Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:    /s/ John P. Malloy
Name: John P. Malloy
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Joshua D. Isakson
Name: Joshua D. Isakson
Title: Senior Vice President

BMO Harris Bank N.A.,
as a Lender

By:    /s/ Brian Russ
Name: Brian Russ
Title: Vice President

COMERICA BANK,
as a Lender and L/C Issuer

By:    /s/ Mark J. Leveille
Name: Mark J. Leveille
Title: Vice President

NATIONAL BANK OF KUWAIT SAK,
as a Lender

By:    /s/ Arlette Kittaneh
Name: Arlette Kittaneh
Title: Executive Manager

By:    /s/ Steve Allen
Name: Steve Allen
Title: Treasurer

STIFEL BANK & TRUST,
as a Lender

By:    /s/ Benjamin L. Dodd
Name: Benjamin L. Dodd
Title: Senior Vice President